UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report December 10, 1997


                       DATAMARINE INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)


                                   0-8936
                          (Commission File Number)

            Massachusetts                            04-2454559
       (State of Incorporation)        (I.R.S. Employer Identification Number)


             7030 220th NW, Mountlake Terrace, Washington 98043
                  (Address of principal executive offices)


                               (425) 771-2182
            (Registrant's telephone number, including area code)

Item 5. Other Events

Effective December 4, 1997 Dale N. Hatfield has resigned as a Director of Datamarine International, Inc. Mr. Hatfield has accepted a position at the Federal Communications Commission and resigned from the board in order to avoid any conflict of interest.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Datamarine International, Inc.
                                                  (Registrant)


Date:  December 10, 1997                /s/ JAN KALLSHIAN
      --------------------              ----------------------------------
                                            Jan Kallshian
                                            Chief Financial Officer